Exhibit 10.1

PURCHASE AGREEMENT

This Purchase Agreement (the “Agreement”), is made on May __, 2017, by and between              (the “Seller”), and the buyer signatory hereto (the “Buyer”).

W I T N E S S E T H:

WHEREAS, reference is hereby made to (a) that certain Securities Purchase Agreement, dated December 28, 2015, by and among Great Basin Scientific, Inc., a Delaware corporation (the “Company”), the Seller and certain other buyers signatory thereto, pursuant to which the Seller and such other buyers acquired (i) senior secured convertible notes (the “2015 Notes”) and (ii) warrants to acquire shares of the Company's common stock, par value $0.0001 per share (the ”Common Stock”) (the “2015 Warrants”), (b) that certain Securities Purchase Agreement, dated June 29, 2016, by and among the Company, the Seller and certain other buyers signatory thereto (the “2016 SPA”), pursuant to which the Seller and such other buyers acquired (i) senior secured convertible notes (as amended prior to the date hereof, the “2016 Notes”) and (ii) warrants to acquire shares of Common Stock (the “2016 Warrants”) and (c) that certain Amended and Restated Exchange Agreement, dated November 2, 2016, by and between the Company and the Seller, pursuant to which the Company exchanged all outstanding 2015 Notes for Series F Convertible Preferred Stock, $0.001 par value (the “Existing Preferred Stock”), the terms of which are set forth in the Certificate of Designations for such series of Preferred Stock.

WHEREAS, pursuant to that certain Exchange Agreement, dated April 7, 2017, by and between the Company and the Seller (the “2017 Initial Exchange Agreement”), the Company and the Seller agreed, among other things, (i) to exchange a portion of the Seller’s 2016 Note into the Series B Note (as defined in the 2017 Initial Exchange Agreement), (ii) to exchange a portion of the Seller’s Existing Preferred Stock (as defined in the 2017 Initial Exchange Agreement) into shares of Common Stock in the Preferred Conversion (as defined in the 2017 Initial Exchange Agreement) and (iii) subject to the satisfaction of certain conditions, to exchange the remaining 2016 Notes, 2015 Warrants, 2016 Warrants and Existing Preferred Stock, respectively, of the Seller into the Series A Note (as defined in the 2017 Initial Exchange Agreement).

WHEREAS, pursuant to that certain Amendment and Exchange Agreement, dated April 17, 2017 (the “2017 Amended Exchange Agreement” and together with the 2017 Initial Exchange Agreement, the "New Exchange Documents"), by and among the Company and the Seller, (i) the Company exchanged the Series B Note (as defined in the 2017 Initial Exchange Agreement) of the Seller for a New Series B Note (as defined in the 2017 Amended Exchange Agreement), (ii) in lieu of the Qualified Financing Exchange and the Adjustment Exchange (each as defined in the 2017 Initial Exchange Agreement), the Company exchanged the remaining 2016 Notes and the remaining Existing Preferred Stock for a New Series A Note (as defined in the 2017 Amended Exchange Agreement) and (iii) upon the consummation of the New Series A Exchange (as defined in the 2017 Amended Exchange Agreement), the 2015 Warrants and the 2016 Warrants were automatically cancelled for no additional consideration.

WHEREAS, as of the date hereof, the Seller holds $[        ] in aggregate principal amount of a New Series B Note (the “Seller Note”), which is secured by $[      ] in

cash held in a restricted account of the Company (the “Collateral Account”);

WHEREAS, the parties hereto desire that the Seller sells, transfers, conveys and assigns to the Buyer, and the Buyer purchases and acquires from the Seller, such aggregate principal amount of the Seller Note as set forth on the signature page of the Buyer and any and all rights and benefits incident to the ownership thereof (other than cash held in the Collateral Account, which shall be released to the Company immediately prior to the Closing (as defined below)) (collectively, the “Purchased Note”);

WHEREAS, concurrently herewith, the Company has delivered to the Buyer and the Seller the price reduction letter with respect to the Seller Note (effective upon the Closing) in the form attached hereto as Exhibit A (the “Price Reduction Letter”);

WHEREAS, concurrently herewith, certain other buyers (each, an “Other Buyer”) are each entering into agreements in the form of this Agreement (other than proportional changes reflecting the Other Purchased Note (as defined below) purchased thereunder, each, an “Other Agreement”) pursuant to which such Other Buyers shall each purchase a portion of the Seller Note (each, an “Other Purchased Note”) at a closing simultaneous with the Closing.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Sale and Purchase of Purchased Note; Closing.

1.1Sale and Purchase.  Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Seller shall sell, convey, assign and deliver to the Buyer, and the Buyer shall purchase from the Seller, the Purchased Note for such aggregate purchase price as set forth on the signature page of the Buyer (the “Purchase Price”).

1.2Closing.

(a)General.  The date and time of the closing (the “Closing”) shall be 10:00 a.m., New York City time, on the date hereof, (or such other time as the parties may mutually agree in writing) (the “Closing Date”) after notification of satisfaction or waiver of the conditions to the closing set forth in this Section 1.2 at the office of Kelley Drye & Warren, LLP, 101 Park Avenue, New York, NY 10178.

(b)Closing Deliverables.  On the Closing Date:

(i)the Buyer shall deliver the Purchase Price by wire transfer in U.S. dollars of immediately available funds to the Seller pursuant to the wire instructions set forth on Schedule I attached hereto.

(ii)the Buyer shall deliver to the Company the Notice and Acknowledgement Agreement in the form attached hereto as Exhibit B; and

(iii)the Seller shall deliver or cause to be delivered to the Company the original Seller Note accompanied by irrevocable instructions that the Purchased Note should be transferred to the Buyer, with the remainder of the Seller Note, if any, to be returned to the Seller (or its designee) (the “Instructions” and, together with the Purchased Note, the “Transfer Documents”).

1.3Reasonable Best Efforts.  Each party shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 1.5 and 1.6 below of this Agreement.

1.4Collateral Account Release.  On the Closing Date, the Buyer hereby irrevocably acknowledges and agrees that the Seller at the Closing will release to the Company a portion of the cash amount held in the Control Account equal to the principal amount of the Purchased Note and that the Buyer hereby agrees and acknowledges that it shall have no claim to the remaining cash in the Control Account, if any. The Buyer shall hold the Seller harmless in connection with such cash release.

1.5Buyer's Closing Conditions.  The obligation of the Buyer to purchase the Purchased Note as provided herein on the Closing Date is subject to the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer, solely with respect to the Buyer, at any time in its sole discretion by providing the Seller with prior written consent thereof.

(a)The representations, warranties and covenants of the Seller contained herein shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be accurate in all respects) on the date hereof and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except for those representations and warranties that are expressly limited by their terms to dates or times other than the Closing Date, which representations and warranties need only be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be accurate in all respects) as of such other date or time. The Seller shall have performed and complied in all material respects with all covenants and agreements required hereby to be performed or complied with by the Seller on or prior to the Closing Date.

(b)On or prior to the Closing Date, (i) each Other Buyer and the Company shall have executed and delivered each Other Agreement to the Seller, and (ii) each Other Agreement shall remain in full force and effect.

(c)The Seller shall have duly executed the Instructions and delivered the Transfer Documents to the Company.

(d)The Price Reduction Letter shall have been duly executed and delivered to the Buyer and the Seller and shall remain in full force and effect.

1.6Seller's Closing Conditions.  The obligation of the Seller to sell the Purchased Note as provided herein on the Closing Date is subject to the following conditions, provided that these conditions are for the Seller's sole benefit and may be waived by the Seller, solely with respect to the Seller, at any time in its sole discretion by providing the Buyer with prior written consent thereof.

(a)The representations, warranties and covenants of the Buyer contained herein shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be accurate in all respects) on the date hereof and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except for those representations and warranties that are expressly limited by their terms to dates or times other than the Closing Date, which representations and warranties need only be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be accurate in all respects) as of such other date or time. The Buyer shall have performed and complied in all material respects with all covenants and agreements required hereby to be performed or complied with by the Buyer on or prior to the Closing Date.

(b)On or prior to the Closing Date, (i) each Other Buyer and the Company shall have executed and delivered each Other Agreement to the Seller, and (ii) each Other Agreement shall remain in full force and effect.

(c)The Price Reduction Letter shall have been duly executed and delivered to the Buyer and the Seller and shall remain in full force and effect.

Section 2.Representations and Warranties of the Buyer.  The Buyer represents and warrants to the Seller, as of the date hereof and as of the Closing, as follows:

2.1Organization; Authority.  The Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Buyer of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Buyer.  This Agreement, when executed and delivered by the Buyer, will constitute a valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

2.2Financial Capability.  The Buyer currently has, or at Closing will have, available funds necessary to fund the Purchase Price on the terms and conditions contemplated by this Agreement.

2.3No Conflicts; Advice.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated thereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Buyer is a party.  The Buyer has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Purchased Note.  The Buyer acknowledges that the Seller has not given the Buyer any investment advice, credit information or opinion on whether the sale of the Purchased Note is prudent.

2.4No Litigation.  There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Buyer, threatened against the Buyer which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

2.5Consents.  No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required for the valid authorization, execution, delivery and performance by the Buyer of this Agreement and the consummation of the transactions contemplated thereby.

2.6No Broker.  There are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Buyer in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Buyer or any action taken by the Buyer.

2.7Accredited Investor Status.  The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

2.8Buyer Status. The Buyer (a) is a sophisticated person with respect to the purchase of the Purchased Note; (b) has had the opportunity to ask questions of and receive answers from representatives of the Seller, the Company and each of their respective officers, directors, employees and agents concerning the Company in order for the Buyer to make an informed decision with respect to its investment in the Purchased Note; (c) has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the purchase of the Purchased Note;(d) is able to bear the economic risk associated with the purchase of the Purchased Note, has such knowledge and experience, and has undertaken transactions regarding investments of similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of the Purchased Note; and (e) has independently and without reliance upon the Seller, and based on such information as the Buyer has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that the Buyer has relied upon the Seller’s express representations, warranties and covenants in this Agreement.  The Buyer acknowledges and agrees that the Purchased Note has not been registered for sale or resale under the Securities Act and are being transferred under this Agreement pursuant to an exemption from the registration requirements of the Securities Act.

The Buyer is acquiring the Purchased Note for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act.  The Buyer is acquiring the Purchased Note hereunder in the ordinary course of its business.  The Buyer does not presently have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Purchased Note.

Section 3.Representations and Warranties of the Seller.  The Seller represents and warrants to each of the Buyer, as of the date hereof and as of the Closing, as follows:

3.1Authorization of Agreement.  The Seller is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Seller of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Seller.  This Agreement, when executed and delivered by the Seller, will constitute a valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

3.2Title to the Seller Note.  The Seller is the lawful owner of the Seller Note with good and marketable title thereto, and the Seller has the absolute right to sell, assign, convey, transfer and deliver the Seller Note and any and all rights and benefits incident to the ownership thereof (including, without limitation, the shares underlying the Seller Note), all of which rights and benefits are transferable by the Seller to the Buyer pursuant to this Agreement, free and clear of all the following (collectively called “Claims”) of any nature whatsoever: security interests, liens, pledges, claims (pending or threatened), charges, escrows, encumbrances, lock-up arrangements, options, rights of first offer or refusal, community property rights, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings or obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money.  Delivery to the Buyer of the Purchased Note purchased by the Buyer will (i) pass good and marketable title to the Purchased Note to the Buyer, free and clear of all Claims (assuming that the Buyer is a bona fide purchaser within the meaning of Section 8-302 of the New York Uniform Commercial Code), and (ii) convey, free and clear of all Claims, any and all rights and benefits incident to the ownership of such Purchased Note.  As of the date hereof, the Seller has held the Seller Note (or securities of the Company previously issued in exchange for such Seller Note) for a period of at least six months.

3.3No General Solicitation.  The Seller did not offer or sell the Seller Note by any form of general solicitation or general advertising.

3.4No Affiliate Status.  The Seller is not, and has not at any time during the ninety (90) days immediately prior to the date hereof been, an “affiliate”, as that term is defined in the Securities Act, of the Company.

3.5No Conflicts; Advice.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated thereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Seller is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Seller is a party.  The Seller has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its sale of the Purchased Note.  The Seller acknowledges that the Buyer has not given the Seller any investment advice, credit information or opinion on whether the purchase of the Purchased Note is prudent.

3.6No Litigation.  There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Seller, threatened against the Seller which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

3.7Consents.  No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required for the valid authorization, execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated thereby.

3.8No Broker.  There are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Seller in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Seller or any action taken by the Seller.

Section 4.Survival of Representations and Warranties; Etc.  All representations and warranties of the Buyer and the Seller shall survive the Closing until the second anniversary of the Closing.  Each party may rely upon this Agreement for the purpose of assuring its compliance with applicable law.

Section 5..Covenants.

(a)The Seller, for good and valuable consideration, effective as of the Closing Date, hereby assigns, transfers, conveys and delivers to the Buyer all of its right, title and interest in and to the Purchased Note purchased by the Buyer, and with respect to such Purchased Note, all of its pro rata rights, benefits and privileges under the New Exchange Documents with respect to the Purchased Note.

(b)The Buyer, for good and valuable consideration, effective as of the Closing Date, hereby agrees to be bound by the terms of the New Exchange Documents with respect to the Purchased Note purchased by the Buyer.

Section 6.Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally, or if delivered on a day that is not a business day or after 5 p.m. (Eastern Time) on a business day, on the next succeeding business day; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail (provided that the sending party does not receive an automated rejection notice), or if sent on a day that is not a business day or after 6 p.m. (Eastern Time) on a business day, on the next succeeding business day; or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be as set forth on the signature pages of the parties hereto or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

Section 7.Successors and Assigns.  This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, and permitted assigns.

Section 8.Expenses.  Each party hereto shall pay the fees and expenses of any broker engaged by such party and of such party's advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, and shall hold the other party hereto harmless against any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any claim for such fees and expenses.

Section 9.Counterparts.  This Agreement may be executed via facsimile in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 10.Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 11.Entire Agreement.  This Agreement represents the entire agreement of the parties hereto and thereto with respect to the matters contemplated hereby and thereby, and there are no written or oral representations, warranties, understandings or agreements with respect thereto except as expressly set forth herein and therein.

Section 12.Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by each party or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.

Section 13.Further Assurances.  The Buyer and the Seller hereby agrees and provides further assurances that it will, in the future, execute and deliver any and all further agreements, certificates, instruments and documents and do and perform or cause to be done and performed, all acts and things as may be reasonably necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement.

Section 14.Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof.  The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York.  By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 15.No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above-written.

SELLER:

By:__________________________
Name:
Title:

Address:________________________

_______________________________

_______________________________

_______________________________

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above-written.

BUYER:

[BUYER]

By:__________________________
Name:
Title:

Address:________________________

_______________________________

_______________________________

_______________________________

Aggregate Principal Amount of Purchased Note:

_____________________________________

Purchase Price:

_____________________________________

SCHEDULE I

Beneficiary Bank:

SWIFT Address:

ABA Number:

Beneficiary Name:

Beneficiary Account:

For Further Credit:

Client Account #:

EXHIBIT B

Notice and Acknowledgement AGREEMENT

This Notice and Acknowledgement Agreement (the “Notice and Acknowledgement”) dated as of May __, 2017 between Great Basin Scientific, Inc., a Delaware corporation (the “Company”) and [BUYER] (the “Assignee”).

Reference is made to the Purchase Agreement (the “Assignment Agreement”), dated as of May __, 2017, by and between [SELLER] (the “Assignor”) and the Assignee, whereby the Assignor (i) sold to the Assignee $[         ] in aggregate principal amount of the outstanding 2017 Series B Senior Secured Convertible Note (the “Purchased Note”) issued by the Company to the Assignor and (ii) assigned to Assignee its pro rata rights as a holder of the Purchased Notes pursuant to the New Exchange Documents (as defined in the Assignment Agreement) (collectively, the “Sale and Assignment”).

The Company and the Assignee hereby agree as follows:

1.	The Company hereby acknowledges that it has received notice of the execution and delivery of the Sale and Assignment in accordance with the Assignment Agreement as of the date first above written.
2.

The Assignee (i) agrees that it will perform in accordance with their terms all of the agreements and obligations which by the terms of the New Exchange Documents are required to be performed by it as a holder of the Purchased Notes and, as of the Effective Date (as defined below), the terms of the New Exchange Documents shall be the binding obligations of the Assignee; and (ii) represents and warrants that the representations and warranties of the Buyer contained in the New Exchange Documents are true and correct as if made by the Assignee on the date hereof.

3.	This Notice and Acknowledgment shall become effective on such date (the “Effective Date”) as the Company and the Assignee have executed and delivered this Notice and Acknowledgement.
4.

The Company and the Assignee agree that as of the Effective Date, the Assignee shall have all of the rights and obligations under the New Exchange Documents with respect to the Purchased Note as though an original signatory thereto.

5.

Each of the parties represents and warrants that it is duly authorized to enter into this Notice and Acknowledgement.  This Notice and Acknowledgement shall be binding on each party's successors and permitted assigns.  This Notice and Acknowledgement is personal to the parties and may not be assigned or transferred by any party without the prior written consent of the other parties.

6.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.  EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF

COMPETENT JURISDICTION SITTING IN THE COUNTY, CITY, AND STATE OF NEW YORK.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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In witness whereof, the parties hereto have caused this Notice and Acknowledgement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Great Basin Scientific, Inc.

By:	Name: Title

[BUYER]

By:	Name: Title